UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
 Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

May 30, 2006

Date of Report (Date of earliest event reported)

BB&T Corporation
 (Exact name of registrant as specified in its charter)

Commission file number : 1-10853

North Carolina	56-0939887
(State of incorporation)	(I.R.S. Employer Identification No.)

200 West Second Street
Winston-Salem, North Carolina	27101
(Address of principal executive offices)	(Zip Code)

(336) 733-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   Other Events

     On May 31, 2006, BB&T Corporation, a North Carolina corporation (the “Company”), and BB&T Capital Trust II, a statutory trust formed under the laws of the State of Delaware (the “Trust”), entered into an underwriting agreement with BB&T Capital Markets, a division of Scott & Stringfellow, Inc., as representative of the underwriters named in Schedule II thereto (the “Underwriting Agreement”) with respect to the Trust’s issuance and sale (the “Capital Securities Offering”) of $600,000,000 aggregate principal amount of 6.75% Capital Securities due 2036 (the “Capital Securities”). The Capital Securities to be sold in the Capital Securities Offering were registered by the Company and the Trust under the Securities Act of 1933, as amended, pursuant to a shelf registration statement on Form S-3 (File Nos. 333-134261 and 333-134361-02), as amended by Post-Effective Amendment No. 1 filed on June 1, 2006 (as amended, the “Registration Statement”). The Underwriting Agreement is filed as an exhibit to this Current Report on Form 8-K and shall be incorporated by reference into the Registration Statement.

      On May 30, 2006, Branch Banking and Trust Company (“Branch Bank”), a wholly owned subsidiary of the Company, priced $500 million aggregate principal amount of Floating Rate Senior Notes due 2009, with an expected settlement date of June 7, 2006. The notes will be issued pursuant to a Bank Note Program in which Branch Bank and certain of its affiliates may issue senior bank notes with maturities of more than one year from date of issue, senior bank notes with maturities ranging from 7 days to one year from date of issue and subordinated bank notes with maturities from 5 years to 30 years from date of issue.

ITEM 9.01   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

1.1

Underwriting Agreement dated as of May 31, 2006 by and among BB&T Corporation, BB&T Capital Trust II and BB&T Capital Markets, a division of Scott & Stringfellow, Inc., as representative of the underwriters named in Schedule II thereto.

S  I  G  N  A  T  U  R  E

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                BB&T CORPORATION
                                                                                (Registrant)

                                                                                By: /S/ EDWARD D. VEST

                                                                                Edward D. Vest
                                                                                Executive Vice President and Corporate Controller
                                                                                (Principal Accounting Officer)

Date:       June 1, 2006